EXHIBIT B

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IN ACCORDANCE WITH REGULATION S, REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR VIRTUAL COMMUNITIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

                            VIRTUAL COMMUNITIES, INC.

                           Convertible Promissory Note
                                November __, 2000

No. CN-__                                                              $_____.00

      For value received, VIRTUAL COMMUNITIES, INC., a Delaware corporation (the "Maker"), hereby promises to pay to the order of _______________________, a ________ corporation, with offices located at ______________________________
(together with its successors, representatives, and permitted assigns, the "Holder"), in accordance with the terms hereinafter provided, the principal amount of ________________ Dollars ($______.00), together with interest thereon.

      All payments under or pursuant to this Note shall be made in United States Dollars in immediately available funds to the Holder at the address of the Holder first set forth above or at such other place as the Holder may designate from time to time in writing to the Maker or by wire transfer of funds to the Holder's account, instructions for which are attached hereto as Exhibit A. The outstanding principal balance of this Note shall be due and payable on November __, 2003 (the "Maturity Date") or at such earlier time as provided herein. This Note may, without the prior written consent of the Holder, be prepaid by the Maker, in whole or in part, upon five (5) days prior written notice in accordance with Section 3.7(d) hereof; provided, however, that the Maker's right to make any such prepayment shall be subject to the Holder's right of conversion pursuant to Section 3.1 hereof.

                                   ARTICLE I

      Section 1.1 Purchase Agreement. This Note has been executed and delivered pursuant to the Secured Convertible Notes Purchase Agreement, dated as of November __, 2000 (the "Purchase Agreement"), by and among the Maker and the purchasers listed therein (the "Purchasers"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth for such terms in the Purchase Agreement.

      Section 1.2 Security. The obligations of the Maker under this Note are secured by the Collateral (as defined in the Pledge Agreement) under and as provided in the Pledge Agreement dated as of November __, 2000 (the "Pledge Agreement") by and among the Maker and the Purchasers. The Maker does hereby covenant and agree to abide by and comply with each and every such term, obligation, covenant, condition and provision set forth in this Note, the Pledge Agreement and the Purchase Agreement.

      Section 1.3 Interest. Beginning on the date hereof, the outstanding principal balance of this Note shall bear interest, in arrears, at a rate per annum equal to ten percent (10%), payable quarterly unless earlier converted or prepaid as provided herein. Interest shall be computed on the basis of a 360-day year of twelve (12) 30-day months and shall accrue commencing on the Closing Date (as defined in the Purchase Agreement). The interest shall be payable, at the option of the Holder, in cash or shares of the Maker's common stock, par value $.01 per share (the "Common Stock"); provided, that if the Holder elects to receive any interest in Common Stock, the Maker shall issue to the Holder registered and freely tradable shares of Common Stock. The number of shares of Common Stock to be issued as payment of accrued and unpaid interest shall be determined by dividing (a) the total amount of accrued and unpaid interest to be converted into Common Stock by (b) 75% of the average of the five (5) lowest Closing Bid Prices (as defined in Section 3.2(iv) hereof) of the Common Stock during the twenty (20) consecutive trading days ending on the trading day immediately preceding the date the interest payment is due. Furthermore, upon the occurrence of an Event of Default (as defined in Section 2.1 hereof), then to the extent permitted by law, the Maker will pay interest to the Holder, payable on demand, on the outstanding principal balance of the Note from the date of the Event of Default until payment in full at the rate of fifteen percent (15%) per annum.

      Section 1.4 Payment on Non-Business Days. Whenever any payment to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due on the next succeeding business day and such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

      Section 1.5 Transfer. This Note may be transferred or sold, subject to the provisions of Section 4.5 of this Note, or pledged, hypothecated or otherwise granted as security by the Holder.

      Section 1.6 Replacement. Upon receipt of a duly executed, notarized and unsecured written statement from the Holder with respect to the loss, theft or destruction of this Note (or any replacement hereof), and without requiring an indemnity bond or other security, or, in the case of a mutilation of this Note, upon surrender and cancellation of such Note, the Maker shall issue a new Note, of like tenor and amount, in lieu of such lost, stolen, destroyed or mutilated Note.

                                   ARTICLE II

                           EVENTS OF DEFAULT; REMEDIES

      Section 2.1 Events of Default. The occurrence of any of the following events shall be an "Event of Default" under this Note:

            (a) the Maker shall fail to make the payment of any amount of principal outstanding on the date such payment is due hereunder; or

            (b) the Maker shall fail to make any payment of interest for a period of five (5) days after the date such interest is due; or

            (c) the Pledged Stock represents less than sixty percent (60%) of the issued and outstanding ordinary shares, nominal value NIS $0.01 (the "Ordinary Shares"), of Cortext Ltd., an Israeli corporation ("Cortext"); or

            (d) the Agent (as such term is defined in the Pledge Agreement) does not have a first prior and perfected lien and security interest in any of the Collateral;

            (e) the failure of the Registration Statement to be declared effective by the SEC on or prior to the date which is one hundred twenty (120) days after the Filing Date (as defined in the Registration Rights Agreement); or

            (f) the suspension from listing or the failure of the Common Stock to be listed on the Nasdaq Small Cap Market, Inc. ("Nasdaq"), the Nasdaq National Market, OTC Bulletin Board, the New York Stock Exchange, Inc. or The American Stock Exchange, Inc. for a period of five (5) consecutive trading days; or

            (g) the Maker's notice to the Holder, including by way of public announcement, at any time, of its inability to comply (including for any of the reasons described in Section 3.8(a) hereof) or its intention not to comply with proper requests for conversion of this Note into shares of Common Stock; or

            (h) the Maker shall fail to (i) timely delivery the shares of Common Stock upon conversion of the Note or any interest accrued and unpaid, (ii) timely file the Registration Statement (as defined in the Registration Rights Agreement) or (iii) make the payment of any fees and/or liquidated damages under this Note, the Purchase Agreement or the Registration Rights Agreement, which failure in the case of items (i) and (iii) of this Section 2.1(h) is not remedied within seven (7) business days after the incurrence thereof; or

            (i) while the Registration Statement is required to be maintained effective pursuant to the terms of the Registration Rights Agreement, the effectiveness of the Registration

Statement lapses for any reason (including, without limitation, the issuance of a stop order) or is unavailable to the Holder for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten (10) consecutive trading days, provided that the cause of such lapse or unavailability is not due to factors solely within the control of Holder; or

            (j) default shall be made in the performance or observance of (i) any covenant, condition or agreement contained in this Note (other than as set forth in clause (h) of this Section 2.1) or the Pledge Agreement (other than as set forth in clauses (c) and (d) of this Section 2.1) and such default is not fully cured within three (3) business days after the occurrence thereof or (ii) any material covenant, condition or agreement contained in the Purchase Agreement or the Registration Rights Agreement which is not covered by any other provisions of this Section 2.1 and such default is not fully cured within seven
(7) business days after the occurrence thereof; or

            (k) any material representation or warranty made by the Maker herein or in the Purchase Agreement, the Pledge Agreement or the Registration Rights Agreement shall prove to have been false or incorrect or breached in a material respect on the date as of which made; or

            (l) the Maker shall issue any debt securities which are not subordinate to this Note on such terms as are acceptable to the holders of a majority of the outstanding principal amount of this Note and the other Notes purchased under the Purchase Agreement; or

            (m) the consummation of any of the following transactions: (i) the consolidation, merger or other business combination of the Maker or Cortext with or into a person or entity (other than (A) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Maker or (B) a consolidation, merger or other business combination in which holders of the Maker's or Cortext's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities), except if in the case of a consolidation merger or other business combination of the Maker, the Maker shall have given the Holder not less than fifteen (15) business days prior written notice thereof (the "Transaction Notice") and shall have furnished the Holder with such information regarding the consolidation, merger or other business combination (including, without limitation, the counterparties thereto) as the Holder may reasonably request in order for the Holder to determine if it will exercise its conversion rights hereunder prior to the consummation of such consolidation, merger or other business combination; (ii) the sale or transfer of all or substantially all of the Maker's or Cortext's assets; or (iii) the consummation of a purchase, tender or exchange offer made to the holders of more than 30% of the outstanding shares of Common Stock or Ordinary Shares.

            (n) the Maker or Cortext shall (i) default in any payment of any amount or amounts (x) of principal of or interest on any Indebtedness (other than the Indebtedness hereunder) the aggregate principal amount of which Indebtedness is in excess of $25,000 or (ii) default in the observance or performance of any other agreement or condition relating to any Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders or beneficiary or beneficiaries of such Indebtedness to cause with the giving of notice if required, such Indebtedness to become due prior to its stated maturity; or

            (o) the Maker or Cortext shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property or assets, (ii) admit in writing its inability to pay its debts as such debts become due, (iii) make a general assignment for the benefit of its creditors,
(iv) commence a voluntary case under the United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), (v) file a petition seeking to take advantage of any bankruptcy, insolvency, moratorium, reorganization or other similar law affecting the enforcement of creditors' rights generally, (vi) acquiesce in writing to any petition filed against it in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic), or (vii) take any action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing; or

            (p) a proceeding or case shall be commenced in respect of the Maker or the Cortext, without its application or consent, in any court of competent jurisdiction, seeking (i) the liquidation, reorganization, moratorium, dissolution, winding up, or composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described in clause (i), (ii) or (iii) shall continue undismissed, or unstayed and in effect, for a period of sixty (60) days or any order for relief shall be entered in an involuntary case under United States Bankruptcy Code (as now or hereafter in effect) or under the comparable laws of any jurisdiction (foreign or domestic) against the Maker or action under the laws of any jurisdiction (foreign or domestic) analogous to any of the foregoing shall be taken with respect to the Maker or Cortext and shall continue undismissed, or unstayed and in effect for a period of sixty (60) days.

      Section 2.2 Remedies Upon An Event of Default. If an Event of Default shall have occurred and shall be continuing, the Holder of this Note may at any time at its option (a) declare the entire unpaid principal balance of this Note, together with all interest accrued hereon, due and payable, and thereupon, the same shall be accelerated and so due and payable, without presentment, demand, protest, or notice, all of which are hereby expressly unconditionally and irrevocably waived by the Maker; provided, however, that upon the occurrence of an Event of Default described in (i) Sections 2.1 (n), (o) or (p), the outstanding principal balance and accrued interest hereunder shall be automatically due and payable and (ii) Sections 2.1(c)-(m), demand the prepayment of this Note pursuant to Section 3.7 hereof, (b) demand that the principal amount of this Note then outstanding and all accrued and unpaid interest thereon shall be converted into shares of Common Stock at a conversion price per share calculated pursuant to Section 3.1 hereof assuming that the date that the Event of Default occurs is the Conversion Date (as defined in Section 3.1(a) hereof), or (c) exercise or otherwise enforce any one or more of the Holder's rights, powers, privileges, remedies and interests under this Note, the Purchase Agreement, the

Pledge Agreement (to the extent Holder has not elected to enforce its rights under subsection (a) or (b) of this Section 2.2), the Registration Rights Agreement or applicable law. No course of delay on the part of the Holder shall operate as a waiver thereof or otherwise prejudice the right of the Holder. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

                                  ARTICLE III

                      CONVERSION; ANTIDILUTION; PREPAYMENT

      Section 3.1 Conversion Option.

            (a) At any time on or after the earlier of (i) the effective date of the Registration Statement, (ii) the 90th day after the Closing Date, (iii) the occurrence of an Event of Default or (iv) the date of the Transaction Notice, this Note shall be convertible (in whole or in part), at the option of the Holder (the "Conversion Option"), subject to the limitations set forth in
Section 3.5 hereof, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (x) that portion of the outstanding principal balance under the Note as of such date that the Holder elects to convert by (y) the Conversion Price (as hereinafter defined) then in effect on the date on which the Holder faxes a notice of conversion (the "Conversion Notice"), duly executed, to the Maker (facsimile number (212) 214-0550, Attn.:
Avi Moskowitz) (the "Conversion Date"), provided, however, that the Conversion Price shall be subject to adjustment as described in Section 3.6 below.

            (b) Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the number of shares of Common Stock to be issued upon conversion of this Note, the Maker shall promptly issue to the Holder the number of shares of Common Stock that is not disputed and shall submit the disputed determinations or arithmetic calculations to the Holder via facsimile as soon as possible, but in no event later than two (2) business days after receipt of the Holder's Conversion Notice. If the Holder and the Maker are unable to agree upon the determination of the Conversion Price or the arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion within one (1) business day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Maker shall within one (1) business day submit via facsimile
(A) the disputed determination of the Conversion Price to an independent, reputable investment bank acceptable to the Holder or (B) the disputed arithmetic calculation of the number of shares of Common Stock to be issued upon such conversion to an independent, outside accountant acceptable to the Holder. The Maker shall cause such investment bank or accountant, as the case may be, to perform the determinations or calculations and notify the Maker and the Holder of the results no later than seventy-two (72) hours from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent manifest error. The reasonable expenses of such investment bank or accountant in making such determination shall be paid by the Maker, in the event the Holder's calculation or determination was correct, or by the Holder, in the event the Maker's calculation or determination was correct, or equally by the Maker and the Holder in the event that neither the Maker's or the Holder's calculation or determination was correct. The period of time in which the Maker is required to effect conversions or prepayments under this

Note shall be tolled with respect to the subject conversion or prepayment pending resolution of any dispute by the Maker made in good faith and in accordance with this Section 3.1(b).

      Section 3.2 Conversion Price.

            (a) The term "Fixed Conversion Price" shall mean 110% of the Closing Bid Price of the Common Stock (as reported by Bloomberg Financial Markets ("Bloomberg")) on the Nasdaq SmallCap Market for such security (or on such other United States stock exchange or public trading market ("Alternative Exchange") on which the shares of the Maker trade if, at the time of conversion, they are not trading on the Nasdaq SmallCap Market) on the trading day immediately preceding the Closing Date; provided, however that (i) on the 366th day after the Closing Date, the Fixed Conversion Price shall increase to 115% of the Closing Bid Price of the Common Stock on the trading day immediately preceding the Closing Date and (ii) on the 732nd day after the Closing Date the Fixed Conversion Price shall increase to 120% of the Closing Bid Price of the Common Stock on the trading day immediately preceding the Closing Date.

            (b) The term "Floating Conversion Price" shall mean 90% of the lowest Closing Bid Price of the Common Stock on the Nasdaq SmallCap Market as reported by Bloomberg (or on such other Alternative Exchange on which the shares of the Maker trade if, at the time of the conversion, they are not trading on Nasdaq SmallCap Market) during the twenty (20) consecutive trading days ending on the trading day immediately preceding the Conversion Date for such conversion, as applicable.

            (c) The term "Conversion Price" shall mean an amount equal to the lesser of (a) the Fixed Conversion Price and (b) the Floating Conversion Price.

            (d) The term "Closing Bid Price" shall mean, for any security as of any date, the last closing bid price of such security quoted on the Nasdaq SmallCap Market, or, if no closing bid price is reported for such security on the Nasdaq SmallCap Market, the last closing trade price of such security as reported on the Nasdaq SmallCap Market, or, if no last closing trade price is reported for such security by Bloomberg or on an Alternative Exchange, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date on any of the foregoing bases, the Closing Bid Price of such security on such date shall be the fair market value as mutually determined by the Maker and the holders of a majority of the outstanding Notes. If the Maker and the holder of this Note are unable to agree upon the fair market value of the Common Stock, then such dispute shall be resolved pursuant to Section 3.1(b). (All such determinations to be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period).

      Section 3.3 Mechanics of Conversion.

            (a) In connection with the conversion of this Note in accordance with Section 3.1(a), the Holder may exercise its Conversion Option by delivering an original Conversion Notice to the Maker which shall specify the amount of this Note that the Holder desires to convert and surrendering to the Maker the Note to be converted, marked "Canceled," and acknowledged by the Holder to be paid-in-full within three (3) business days from the

Conversion Date. Upon receipt by the Maker of the Note to be converted pursuant to a Conversion Notice, together with the originally executed Conversion Notice, the Maker or its designated transfer agent, as applicable, shall within three
(3) business days following the receipt of both, issue and deliver to the Holder via a common carrier for overnight delivery to the address specified in the Conversion Notice, certificate(s) representing the number of shares of Common Stock determined in accordance with Section 3.1(a) above and, in the event of a partial conversion of the Note, a new Note for the remainder of the principal balance not converted. Upon the Holder's exercise of the Conversion Option, the Maker shall, within three (3) business days from the Conversion Date, pay and deliver to the Holder, in cash or as otherwise provided in this Note, all accrued but unpaid interest on the Note through the date of such conversion.

            (b) If within three (3) business days from the receipt of the Conversion Notice and the original Note to be converted (the "Share Delivery Period") the Maker shall fail to issue and deliver the certificates representing the number of shares of Common Stock to which the Holder is entitled upon conversion of this Note or to issue a new Note representing the balance of the principal not being converted, if any, in addition to all other available remedies which the Holder may pursue hereunder and under the Purchase Agreement (including indemnification pursuant to Article VIII thereof), the Maker shall pay as additional damages to the Holder on each business day after such third
(3rd) business day that such conversion is not timely effected in an amount equal 0.5% of the product of (A) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis pursuant to Section 3.3(a) and to which the Holder is entitled and, in the event the Maker has failed to deliver a new Note Certificate to the Holder on a timely basis pursuant to Section 3.3(a), the number of shares of Common Stock issuable upon conversion of the shares of the Note represented by such Note Certificate, as of the last possible date which the Maker could have issued such Note Certificate to the Holder without violating Section 3.3(a) and (B) the Closing Bid Price of the Common Stock on the last possible date which the Maker could have issued such Common Stock and such Note Certificate, as the case may be, to the Holder without violating
Section 3.3(a). If the Maker fails to pay the additional damages set forth in this Section 3.3(b) within five (5) business days of the date incurred, then such payment shall bear interest at the rate of 2% per month (pro rated for partial months) until such payments are made.

            (c) The Maker shall pay any payments incurred under this Section 3.3 in immediately available funds upon demand. Nothing herein shall limit the Holder's right to pursue injunctive relief and/or actual damages for the Maker's failure to issue and deliver Common Stock to the Holder, including, without limitation, the Holder's actual losses occasioned by any "buy-in" of Common Stock necessitated by such late delivery. Furthermore, in addition to any other remedies which may be available to the Holder, in the event that the Maker fails for any reason to effect delivery of such shares of Common Stock within three
(3) business days of the date of receipt of the Conversion Notice, the Holder will be entitled to revoke the relevant Conversion Notice by delivering a notice to such effect to the Maker whereupon the Maker and the Holder shall each be restored to their respective positions immediately prior to delivery of such Conversion Notice except that Holder shall retain the right to receive both the late payment amounts set forth above plus the actual cost of any "buy-in." As used herein, 'buy-in" shall mean the purchase by the Holder of shares of Common Stock in an open market transaction or otherwise in order to meet its delivery obligations in connection with the sale of Common Stock, which delivery obligation the Holder intended to satisfy with the shares of Common Stock to be delivered within the Share Delivery Period.

      Section 3.4 Intentionally Omitted.

      Section 3.5 Conversion Restrictions.

            (a) Notwithstanding any other provision herein, the Maker shall not be obligated to issue any shares of Common Stock upon conversion of this Note or any interest thereon if the issuance of such shares of Common Stock would exceed that number of shares of Common Stock which the Maker may issue upon conversion of the Note (the "Exchange Cap") without breaching the Maker's obligations under the rules and regulations of Nasdaq or any Alternative Exchange upon which the Common Stock is or becomes traded, except that such limitation shall not apply in the event that the Maker (a) obtains the approval of its stockholders as required by applicable rules of The Nasdaq Stock Market, Inc. or any Alternative Exchange, for issuances of Common Stock in excess of such amount (the "Shareholder Approval") or (b) obtains a written opinion from outside counsel to the Maker that such approval is not required, which opinion shall be reasonably satisfactory to the Holder; provided, however, that notwithstanding anything herein to the contrary, the Maker will issue such number of shares of Common Stock issuable upon conversion of this Note at the then current Conversion Price up to the Exchange Cap. If the conversion of this Note would result in the issuance of Common Stock which in the aggregate would equal or exceed the Exchange Cap, the Maker shall within thirty (30) days of such conversion request, (i) call a meeting of its stockholders in order to seek the Shareholder Approval as required by the applicable rules or regulations of Nasdaq or the Alternative Exchange, as applicable (the "Stockholders Meeting"), which Stockholders Meeting shall take place within sixty (60) days of the conversion request and (ii) file a proxy statement with the Securities and Exchange Commission. Until such approval or written opinion is obtained, the Holder shall not be issued, upon conversion of this Note, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap amount multiplied by (ii) a fraction, the numerator of which is the amount of Notes issued to the Holder pursuant to the Purchase Agreement and the denominator of which is the aggregate amount of all the Notes issued to the all holders pursuant to the Purchase Agreement (the "Cap Allocation Amount"). In the event that the Holder shall convert all of its Notes into a number of shares of Common Stock which, in the aggregate, is less than Holder's Cap Allocation Amount, then the difference between such Holder's Cap Allocation Amount and the number of shares of Common Stock actually issued to Holder shall be allocated to the respective Cap Allocation Amounts of the remaining holders of Notes on a pro rata basis in proportion to the amount of Notes then held by each such holder. If the Maker obtains the Shareholder Approval, the Maker shall be obligated to issue upon conversion of the Notes, in the aggregate, shares of Common Stock in excess of the Exchange Cap. If the Maker fails to obtain the Shareholder Approval or call the Stockholder Meeting within the time period set forth herein, the Holder may exercise its rights pursuant to Section 3.8(a) hereof. Nothing in this Section 3.5(a) shall limit the Holder's right to request conversion of its Notes or its rights under Section 3.8 hereof.

            (b) Notwithstanding anything to the contrary set forth in Section
3.1 of this Note, at no time may the Holder convert this Note if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of

Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder owning more than 9.99% of all of the Common Stock outstanding at such time; provided, however, that upon the Holder providing the Maker with seventy-five (75) days notice (the "Waiver Notice") that the Holder would like to waive this Section 3.5(b) of this Note with regard to any or all shares of Common Stock issuable upon conversion of this Note, this
Section 3.5(b) shall be of no force or effect with regard to that amount of this Note referenced in the Waiver Notice.

      Section 3.6 Adjustment of Conversion Price.

            (a) The Conversion Price shall be subject to adjustment from time to time as follows:

            (i) Adjustments for Stock Splits and Combinations. If the Maker shall at any time or from time to time after the date of issuance of this Note (the "Issuance Date"), effect a stock split of the outstanding Common Stock, the applicable Fixed Conversion Price in effect immediately prior to the stock split shall be proportionately decreased. If the Maker shall at any time or from time to time after the Issuance Date, combine the outstanding shares of Common Stock, the applicable Fixed Conversion Price in effect immediately prior to the combination shall be proportionately increased. Any adjustments under this
Section 3.6(a)(i) shall be effective at the close of business on the date the stock split or combination occurs.

            (ii) Adjustments for Certain Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in shares of Common Stock, then, and in each event, the applicable Fixed Conversion Price in effect immediately prior to such event shall be decreased as of the time of such issuance or, in the event such record date shall have been fixed, as of the close of business on such record date, by multiplying, as applicable, the applicable Fixed Conversion Price then in effect by a fraction:

                  (1) the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date; and

                  (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

            (iii) Adjustment for Other Dividends and Distributions. If the Maker shall at any time or from time to time after the Issuance Date, make or issue or set a record date for the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in other than shares of Common Stock, then, and in each event, an appropriate revision to the applicable Fixed Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall receive upon conversions thereof, in addition to the number of shares of Common Stock receivable thereon, the number of securities of the Maker which Holder would have received had this Note been converted into Common Stock on the date of such event and had thereafter, during the period from the date of such event to and including the Conversion Date, retained such securities (together with any distributions payable thereon during such period), giving application to all adjustments called for during such period under this Section 3.6(a)(iii) with respect to the rights of the Holder.

            (iv) Adjustments for Reclassification, Exchange or Substitution. If the Common Stock issuable upon conversion of this Note at any time or from time to time after the Issuance Date shall be changed to the same or different number of shares of any class or classes of stock, whether by reclassification, exchange, substitution or otherwise (other than by way of a stock split or combination of shares or stock dividends provided for in Sections 3.6(a)(i),
(ii) and (iii), or a reorganization, merger, consolidation, or sale of assets provided for in Section 3.6(a)(v)), then, and in each event, an appropriate revision to the Fixed Conversion Price shall be made and provisions shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder of this Note shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities receivable upon reclassification, exchange, substitution or other change, by holders of the number of shares of Common Stock into which such share of Series C Preferred Stock might have been converted immediately prior to such reclassification, exchange, substitution or other change, all subject to further adjustment as provided herein.

            (v) Adjustments for Reorganization, Merger, Consolidation or Sales of Assets. If at any time or from time to time after the Issuance Date there shall be a capital reorganization of the Maker (other than by way of a stock split or combination of shares or stock dividends or distributions provided for in Section 3.6(a)(i), (ii) and (iii), or a reclassification, exchange or substitution of shares provided for in Section 3.6(a)(iv)), or a merger or consolidation of the Maker with or into another corporation, or the sale of all or substantially all of the Maker's properties or assets to any other person (an "Organic Change"), then as a part of such Organic Change an appropriate revision to the applicable Conversion Price shall be made and provision shall be made (by adjustments of the Conversion Price or otherwise) so that the Holder shall have the right thereafter to convert this Note into the kind and amount of shares of stock and other securities or property of the Maker or any successor corporation resulting from Organic Change. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3.6(a)(v) with respect to the rights of the Holder after the Organic Change to the end that the provisions of this Section 3.6(a)(v) (including any adjustment in the applicable Conversion Price then in effect and the number of shares of stock or other securities deliverable upon conversion of this Note) shall be applied after that event in as nearly an equivalent manner as may be practicable.

            (vi) Adjustments for Issuance of Additional Shares of Common Stock. If the Maker shall, at any time or from time to time after the Issuance Date, issue any shares of Common Stock (otherwise than as provided in the foregoing subsections (i) through (v) of this Section 3.6))(the "Additional Shares of Common Stock") for a consideration per share less than the applicable Conversion Price then in effect or less than the Closing Bid Price then in effect (the "Per Share Market Value") or without consideration, then the applicable Conversion Price upon each such issuance shall be adjusted to that price (rounded to the nearest cent) determined by multiplying the applicable Conversion Price then in effect by a fraction,

                  (1) the numerator of which shall be equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to the issuance of such Additional Shares of Common Stock plus (B) the number of shares of Common Stock (rounded to the nearest whole share) which the aggregate consideration for the total number of such Additional Shares of Common Stock so issued would purchase at a price per share equal to the greater of the Per Share Market Value then in effect and the applicable Conversion Price then in effect, and

                  (2) the denominator of which shall be equal to the number of shares of Common Stock outstanding immediately after the issuance of such Additional Shares of Common Stock.

            The provisions of this subsection (vi) shall not apply under any of the circumstances for which an adjustment is provided in subsections (i), (ii),
(iii), (iv) or (v) of this Section 3.6(a). No adjustment of the applicable Conversion Price shall be made under this subsection (a)(vi) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to any Common Stock Equivalent (as such term is defined hereinafter) if upon the issuance of such Common Stock Equivalent (x) any adjustment shall have been made pursuant to subsection (vii) of this Section 3.6(a) or (y) no adjustment was required pursuant to subsection (vii) of this Section 3.6(a). No adjustment of the applicable Conversion Price shall be made under this subsection (vi) in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment, if any, which together with any adjustments so carried forward shall amount to $.01 per share or more; provided that upon any adjustment of the applicable Conversion Price as a result of any dividend or distribution payable in Common Stock or Convertible Securities (as defined below) or the reclassification, subdivision or combination of Common Stock into a greater or smaller number of shares, the foregoing figure of $.01 per share (or such figure as last adjusted) shall be adjusted (to the nearest one-half cent) in proportion to the adjustment in the applicable Conversion Price.

            (vii) Issuance of Common Stock Equivalents. If the Maker, at any time after the Issuance Date, shall issue any securities convertible into or exchangeable for, directly or indirectly, Common Stock ("Convertible Securities"), other than this Note, or any rights or warrants or options to purchase any such Common Stock or Convertible Securities, shall be issued or sold (collectively, the "Common Stock Equivalents") and the price per share for which Additional Shares of Common Stock may be issuable thereafter pursuant to such Common Stock Equivalent shall be less than the applicable Conversion Price then in effect or less than the Per Share Market Value then in effect, or if, after any such issuance of Common Stock Equivalents, the price per share for which Additional Shares of Common Stock may be issuable thereafter is amended or adjusted, and such price as so amended shall be less than the applicable Conversion Price or less than the Per Share Market Value in effect at the time of such amendment, then the applicable Conversion Price upon each such issuance or amendment shall be adjusted as provided in the first sentence of subsection
(vi) of this Section 3.6(a) on the basis that (1) the maximum number of Additional Shares of Common Stock issuable pursuant to all such Common

Stock Equivalents shall be deemed to have been issued (whether or not such Common Stock Equivalents are actually then exercisable, convertible or exchangeable in whole or in part) as of the earlier of (A) the date on which the Maker shall enter into a firm contract for the issuance of such Common Stock Equivalent, or (B) the date of actual issuance of such Common Stock Equivalent, and (2) the aggregate consideration for such maximum number of Additional Shares of Common Stock shall be deemed to be the minimum consideration received or receivable by the Maker for the issuance of such Additional Shares of Common Stock pursuant to such Common Stock Equivalent. No adjustment of the applicable Conversion Price shall be made under this subsection (vii) upon the issuance of any Convertible Security which is issued pursuant to the exercise of any warrants or other subscription or purchase rights therefore, if any adjustment shall previously have been made to the exercise price of such warrants then in effect upon the issuance of such warrants or other rights pursuant to this subsection (vii). If no adjustment is required under this subsection (vii) upon issuance of any Common Stock Equivalent or once an adjustment is made under this subsection (vii) based upon the Per Share Market Value in effect on the date of such adjustment, no further adjustment shall be made under this subsection (vii) based solely upon a change in the Per Share Market Value after such date.

            (viii) Consideration for Stock. In case any shares of Common Stock or any Common Stock Equivalents shall be issued or sold:

                  (1) in connection with any merger or consolidation in which the Maker is the surviving corporation (other than any consolidation or merger in which the previously outstanding shares of Common Stock of the Maker shall be changed to or exchanged for the stock or other securities of another corporation), the amount of consideration therefore shall be, deemed to be the fair value, as determined reasonably and in good faith by the Board of Directors of the Maker, of such portion of the assets and business of the nonsurviving corporation as such Board may determine to be attributable to such shares of Common Stock, Convertible Securities, rights or warrants or options, as the case may be; or

                  (2) in the event of any consolidation or merger of the Maker in which the Maker is not the surviving corporation or in which the previously outstanding shares of Common Stock of the Maker shall be changed into or exchanged for the stock or other securities of another corporation, or in the event of any sale of all or substantially all of the assets of the Maker for stock or other securities of any corporation, the Maker shall be deemed to have issued a number of shares of its Common Stock for stock or securities or other property of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated, and for a consideration equal to the fair market value on the date of such transaction of all such stock or securities or other property of the other corporation. If any such calculation results in adjustment of the applicable Conversion Price, or the number of shares of Common Stock issuable upon conversion of this Note, the determination of the applicable Conversion Price or the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock immediately prior to such merger, consolidation or sale, shall be made after giving effect to such adjustment of the number of shares of Common Stock issuable upon conversion of the Note.

            (b) Record Date. In case the Maker shall take record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase Common Stock or Convertible Securities, then the date of the issue or sale of the shares of Common Stock shall be deemed to be such record date.

            (c) Certain Issues Excepted. Anything herein to the contrary notwithstanding, the Maker shall not be required to make any adjustment of the number of shares of Common Stock issuable upon conversion of this Note upon the grant after the Closing Date of, or the exercise after the Closing Date of, options or warrants or rights to purchase stock under the Maker's existing stock option plan.

            (d) No Impairment. The Maker shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Maker, but will at all times in good faith, assist in the carrying out of all the provisions of this
Section 3.6 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the Holder against impairment. In the event the Holder shall elect to convert any portion of this Note as provided herein, the Maker cannot refuse conversion based on any claim that Holder or any one associated or affiliated with the Holder has been engaged in any violation of law, unless, an injunction from a court, on notice, restraining and/or adjoining conversion of all or any portion of this Note shall have been issued and the Maker posts a surety bond for the benefit of the Holder in the amount of the difference between the Conversion Price and the Closing Bid Price on the trading day preceding the date of the attempted conversion multiplied by the principal amount of this Note sought to be converted, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such holder in the event it obtains judgment.

            (e) Certificates as to Adjustments. Upon occurrence of each adjustment or readjustment of the Fixed Conversion Price or number of shares of Common Stock issuable upon conversion of this Note pursuant to this Section 3.6, the Maker at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment and readjustment, showing in detail the facts upon which such adjustment or readjustment is based. The Maker shall, upon written request of the Holder, at any time, furnish or cause to be furnished to such holder a like certificate setting forth such adjustments and readjustments, the applicable Conversion Price in effect at the time, and the number of shares of Common Stock and the amount, if any, of other securities or property which at the time would be received upon the conversion of this Note. Notwithstanding the foregoing, the Maker shall not be obligated to deliver a certificate unless such certificate would reflect an increase or decrease of at least one percent (1%) of such adjusted amount.

            (f) Issue Taxes. The Maker shall pay any and all issue and other taxes, excluding federal, state or local income taxes, that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of this Note pursuant thereto; provided, however, that the Maker shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such conversion.

            (g) Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of this Note. In lieu of any fractional shares to which the Holder would otherwise be entitled, the Maker shall pay cash equal to the product of such fraction multiplied by the average of the Closing Bid Prices of the Common Stock for the five (5) consecutive trading days immediately preceding the Conversion Date.

            (h) Reservation of Common Stock. The Maker shall at all times when this Note shall be outstanding, reserve and keep available out of its authorized but unissued Common Stock, such number of share of Common Stock as shall from time to time be sufficient to effect the conversion of this Note and all interest accrued thereon; provided that the number of shares of Common Stock so reserved shall at no time be less than 200% of the number of shares of Common Stock for which this Note and all interest accrued thereon are at any time convertible. The Maker shall, from time to time in accordance with the Delaware General Corporation Law, as amended, increase the authorized number of shares of Common Stock if at any time the unissued number of authorized shares shall not be sufficient to satisfy the Maker's obligations under this Section 3.6(i).

            (i) Regulatory Compliance. If any shares of Common Stock to be reserved for the purpose of conversion of this Note or any interest accrued thereon require registration or listing with or approval of any governmental authority, stock exchange or other regulatory body under any federal or state law or regulation or otherwise before such shares may be validly issued or delivered upon conversion, the Maker shall, at its sole cost and expense, in good faith and as expeditiously as possible, endeavor to secure such registration, listing or approval, as the case may be.

      Section 3.7 Prepayment.

            (a) Prepayment Upon an Event of Default. Notwithstanding anything to the contrary contained herein, upon the occurrence of an Event of Default described in Sections 2.1(c)-(k) hereof, the Holder shall have the right, at such Holder's option, to require the Maker to prepay all or a portion of this Note at a price equal to Prepayment Price (as defined in Section 3.7(d) below) applicable at the time of such request. Nothing in this Section 3.7(a) shall limit the Holder's rights under Section 2.2 hereof.

            (b) Mechanics of Prepayment Upon an Event of Default. Within one (1) day after the occurrence of an Event of Default, the Maker shall deliver written notice thereof via facsimile and overnight courier ("Notice of Default") to the Holder. At any time after the earlier of the Holder's receipt of a Notice of Default and Holder becoming aware of an Event of Default, the Holder may require the Maker to prepay all or a portion of the principal amount and interest outstanding under this Note by delivering written notice thereof via facsimile and overnight courier ("Notice of Prepayment at Option of Holder Upon an Event of Default") to the Maker, which Notice of Prepayment at Option of Holder Upon an Event of Default shall indicate (i) the amount of this Note that the Holder is electing to have prepaid and (ii) the applicable Prepayment Price, as calculated pursuant to Section 3.7(d) below.

            (c) Payment of Prepayment Price. Upon the Maker's receipt of a Notice of Prepayment at Option of Holder Upon an Event of Default from the Holder, the Maker shall immediately notify the Holder by facsimile of the Maker's receipt of a Notice of Prepayment at Option of Holder Upon an Event of Default and the Holder which has sent such a notice shall promptly submit to the Maker this Note which Holder has elected to have prepaid. The Maker shall pay the applicable Prepayment Price, in the case of a prepayment pursuant to Section 3.7(b), to Holder within five (5) business days after the Maker's receipt of a Notice of Prepayment at Option of Holder Upon an Event of Default; provided that this Note shall have been so delivered to the Maker. If the Maker shall fail to prepay all of the Notes submitted for prepayment (other than pursuant to a dispute as to the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, the applicable Prepayment Price payable in respect of such unprepaid Notes shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the Maker pays such unpaid applicable Prepayment Price in full to the Holder, the Holder shall have the option (the "Void Optional Prepayment Option") to, in lieu of prepayment, require the Maker to promptly return to the Holder the Notes that were submitted for prepayment by Holder under this Section 3.7 and for which the applicable Prepayment Price has not been paid, by sending written notice thereof to the Maker via facsimile (the "Void Optional Prepayment Notice"). Upon the Maker's receipt of such Void Optional Prepayment Notice(s) and prior to payment of the full applicable Prepayment Price to Holder, (i) the Notice(s) of Prepayment at Option of Holder Upon an Event of Default shall be null and void with respect to this Note submitted for prepayment and for which the applicable Prepayment Price has not been paid, (ii) the Maker shall immediately return this Note submitted to the Maker by the Holder for prepayment under this Section 3.7(c) and for which the applicable Prepayment Price has not been paid and (iii) the Fixed Conversion Price of such returned Notes shall be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker and (B) the lowest Closing Bid Price during the period beginning on the date on which the Notice(s) of Prepayment of Option of Holder Upon an Event of Default is delivered to the Maker and ending on the date on which the Void Optional Prepayment Notice(s) is delivered to the Maker; provided that no adjustment shall be made if such adjustment would result in an increase of the Fixed Conversion Price then in effect. A Holder's delivery of a Void Optional Prepayment Notice and exercise of its rights following such notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice.

            (d) Maker's Prepayment Option. The Maker may, at the option of its Board of Directors, prepay all or any portion of the outstanding principal amount of this Note and pay the accrued and unpaid interest thereon upon five
(5) business days prior written notice to the Holder (the "Maker Prepayment Notice") at the Prepayment Price set forth in subparagraph (e) below; provided, that if the Holder has delivered a Conversion Notice to the Maker or delivers a Conversion Notice after receipt of the Maker's Prepayment Notice, the portion of the Note designated to be converted may not be prepaid by the Maker. The Maker may not deliver a Maker Prepayment Notice to the Holder unless the Maker has clear and good funds for a minimum of the amount it intends to prepay in a bank account controlled by the Maker. The Maker Prepayment Notice shall state the date of prepayment (the "Maker Prepayment Date"), the Prepayment Price, the amount of the Note of such Holder to be prepaid, the amount of accrued and unpaid interest through the Prepayment Date and shall call upon the Holder to surrender to the Maker on the Maker Prepayment Date at the place designated in the Maker Prepayment Notice such Holder's Note. The Maker Prepayment Date shall be no more than five (5) trading days after the date on which the Holder is notified of the Maker's intent to prepay the Note (the "Maker Prepayment Notice Date"). If the Maker fails to pay the Prepayment Price by the sixth (6th) trading day following the Maker Prepayment Notice Date, the prepayment will be declared null and void and the Maker shall lose its right to deliver a Maker Prepayment Notice to the Holder in the future. On or after the Maker Prepayment Date, the Holder shall surrender the Notes called for prepayment to the Maker at the place designated in the Maker Prepayment Notice and shall thereupon be entitled to receive payment of the applicable Prepayment Price.

            (e) Subject to the terms of Section 3.3(a) and Section 3.3(d) above, all or a portion of this Note may be prepaid at a cash price equal to:

            (i) if the prepayment occurs within sixty (60) days from the Closing Date, 110% of the principal amount of the Note outstanding plus any accrued but unpaid interest;

            (ii) if the prepayment occurs between and including the sixty-first
(61st) and the one hundred twentieth (120th) day after the Closing Date, 114% of the principal amount of the Note outstanding plus any accrued but unpaid interest;

            (iii) if the prepayment occurs between and including the one hundred twenty-first (121st) day and the one hundred eightieth (180th) day after the Closing Date, 118% of the principal amount of the Note outstanding plus any accrued but unpaid interest;

            (iv) if the prepayment occurs on or after the one hundred eighty-first (181st) day after the Closing Date, 122% of the principal amount of the Note outstanding plus any accrued but unpaid interest (the "Prepayment Price)".

      Section 3.8 Inability to Fully Convert.

            (a) Holder's Option if Maker Cannot Fully Convert. If, upon the Maker's receipt of a Conversion Notice, the Maker cannot issue shares of Common Stock registered for resale under the Registration Statement for any reason, including, without limitation, because the Maker (w) does not have a sufficient number of shares of Common Stock authorized and available, (x) failed to obtain the Shareholder Approval or call the Stockholders Meeting within the time period set forth in Section 3.5(a) hereof, (y) is otherwise prohibited by applicable law or by the rules or regulations of any stock exchange, interdealer quotation system or other self-regulatory organization with jurisdiction over the Maker or any of its securities from issuing all of the Common Stock which is to be issued to the Holder pursuant to a Conversion Notice or (z) fails to have a sufficient number of shares of Common Stock registered for resale under the Registration Statement, then the Maker shall issue as many shares of Common Stock as it is able to issue in accordance with the Holder's Conversion Notice and pursuant to
Section 3.1(a) above and, with respect to the unconverted portion of the Note, the Holder, solely at Holder's option, can elect to:

            (i) require the Maker to prepay that portion of the Note for which the Maker is unable to issue Common Stock in accordance with the Holder's Conversion Notice (the "Mandatory Prepayment") at a price per share equal to the Prepayment Price as of such Conversion Date (the "Mandatory Prepayment Price");

            (ii) if the Maker's inability to fully convert is pursuant to
Section 3.8(a)(z) above, require the Maker to issue restricted shares of Common Stock in accordance with such holder's Conversion Notice and pursuant to Section 3.1(a) above;

            (iii) void its Conversion Notice and retain or have returned, as the case may be, the Note that was to be converted pursuant to the Conversion Notice (provided that the Holder's voiding its Conversion Notice shall not effect the Maker's obligations to make any payments which have accrued prior to the date of such notice).

            (b) Mechanics of Fulfilling Holder's Election. The Maker shall immediately send via facsimile to the Holder, upon receipt of a facsimile copy of a Conversion Notice from the Holder which cannot be fully satisfied as described in Section 3.8(a) above, a notice of the Maker's inability to fully satisfy the Conversion Notice (the "Inability to Fully Convert Notice"). Such Inability to Fully Convert Notice shall indicate (i) the reason why the Maker is unable to fully satisfy such holder's Conversion Notice, (ii) the amount of the Note which cannot be converted and (iii) the applicable Mandatory Prepayment Price. The Holder shall notify the Maker of its election pursuant to Section 3.8(a) above by delivering written notice via facsimile to the Maker ("Notice in Response to Inability to Convert").

            (c) Payment of Prepayment Price. If the Holder shall elect to have its shares prepaid pursuant to Section 3.8(a)(i) above, the Maker shall pay the Mandatory Prepayment Price in cash to the Holder within five (5) days of the Maker's receipt of the Holder's Notice in Response to Inability to Convert, provided that prior to the Maker's receipt of the Holder's Notice in Response to Inability to Convert the Maker has not delivered a notice to the Holder stating, to the satisfaction of the Holder, that the event or condition resulting in the Mandatory Prepayment has been cured and all Conversion Shares issuable to the Holder can and will be delivered to the Holder in accordance with the terms of
Section 3.3. If the Maker shall fail to pay the applicable Mandatory Prepayment Price to the Holder on a timely basis as described in this Section 3.8(c) (other than pursuant to a dispute as to the determination of the arithmetic calculation of the Prepayment Price), in addition to any remedy the Holder may have under this Note and the Purchase Agreement, such unpaid amount shall bear interest at the rate of 2.0% per month (prorated for partial months) until paid in full. Until the full Mandatory Prepayment Price is paid in full to the Holder, the Holder may (i) void the Mandatory Prepayment with respect to that portion of the Note for which the full Mandatory Prepayment Price has not been paid, (ii) receive back such Note, and (iii) require that the Fixed Conversion Price of such returned Note be adjusted to the lesser of (A) the Fixed Conversion Price as in effect on the date on which the Holder voided the Mandatory Prepayment and
(B) the lowest Closing Bid Price during the period beginning on the Conversion Date and ending on the date the Holder voided the Mandatory Prepayment.

      Section 3.9 No Rights as Shareholder. Nothing contained in this Note shall be construed as conferring upon the Holder, prior to the conversion of this Note, the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any other rights as a shareholder of the Maker.

                                   ARTICLE IV

                                  MISCELLANEOUS

      Section 4.1 Notices. Any notice, demand, request, waiver or other communication required or permitted to be given hereunder shall be in writing and shall be effective (a) upon hand delivery by telex (with correct answer back received), telecopy or facsimile at the address or number designated in the Purchase Agreement (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The Maker will give written notice to the Holder at least twenty (20) days prior to the date on which the Maker closes its books or takes a record (x) with respect to any dividend or distribution upon the Common Stock, (y) with respect to any pro rata subscription offer to holders of Common Stock or (z) for determining rights to vote with respect to any Organic Change, dissolution, liquidation or winding-up and in no event shall such notice be provided to such holder prior to such information being made known to the public. The Maker will also give written notice to the Holder at least twenty (20) days prior to the date on which any Organic Change, dissolution, liquidation or winding-up will take place and in no event shall such notice be provided to the Holder prior to such information being made known to the public.

      Section 4.2 Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to the choice of law provisions. This Note shall not be interpreted or construed with any presumption against the party causing this Note to be drafted.

      Section 4.3 Headings. Article and section headings in this Note are included herein for purposes of convenience of reference only and shall not constitute a part of this Note for any other purpose.

      Section 4.4 Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note, at law or in equity (including, without limitation, a decree of specific performance and/or other injunctive relief), no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit a holder's right to pursue actual damages for any failure by the Maker to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the holder thereof and shall not, except as expressly provided herein, be subject to any other obligation of the Maker (or the performance thereof). The Maker acknowledges that a breach by it of its obligations hereunder will cause irreparable and material harm to the Holder and that the remedy at law for any such breach may be inadequate. Therefore the Maker agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available rights and remedies, at law or in equity, to seek and obtain such equitable relief, including but not limited to an injunction restraining any such breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

      Section 4.5 Enforcement Expenses. The Maker agrees to pay all costs and expenses of enforcement of this Note, including, without limitation, reasonable attorneys' fees and expenses.

      Section 4.6 Binding Effect. The obligations of the Maker and the Holder set forth herein shall be binding upon the successors and assigns of each such party, whether or not such successors or assigns are permitted by the terms hereof.

      Section 4.7 Amendments. This Note may not be modified or amended in any manner except in writing executed by the Maker and the Holder.

      Section 4.8 Compliance with Securities Laws. The Holder of this Note acknowledges that this Note is being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Note. This Note and any Note issued in substitution or replacement therefore shall be stamped or imprinted with a legend in substantially the following form:

            "THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IN ACCORDANCE WITH REGULATION S, REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR VIRTUAL COMMUNITIES, INC. SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

            HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

      Section 4.9 Consent to Jurisdiction. Each of the Maker and the Holder (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Note and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Maker and the Holder consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section
4.9 shall affect or limit any right to serve process in any other manner permitted by law.

      Section 4.10 Parties in Interest. This Note shall be binding upon, inure to the benefit of and be enforceable by the Maker, the Holder and their respective successors and permitted assigns.

      Section 4.11 Failure or Indulgence Not Waiver. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

      Section 4.12 Maker Waivers. Except as otherwise specifically provided herein, the Maker and all others that may become liable for all or any part of the obligations evidenced by this Note, hereby waive presentment, demand, notice of nonpayment, protest and all other demands' and notices in connection with the delivery, acceptance, performance and enforcement of this Note, and do hereby consent to any number of renewals of extensions of the time or payment hereof and agree that any such renewals or extensions may be made without notice to any such persons and without affecting their liability herein and do further consent to the release of any person liable hereon, all without affecting the liability of the other persons, firms or Maker liable for the payment of this Note, AND DO HEREBY WAIVE TRIAL BY JURY.

            (a) No delay or omission on the part of the Holder in exercising its rights under this Note, or course of conduct relating hereto, shall operate as a waiver of such rights or any other right of the Holder, nor shall any waiver by the Holder of any such right or rights on any one occasion be deemed a waiver of the same right or rights on any future occasion.

            (b) THE MAKER ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND TO THE EXTENT ALLOWED BY APPLICABLE LAW, HEREBY WAIVES ITS RIGHT TO NOTICE AND HEARING WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE HOLDER OR ITS SUCCESSORS OR ASSIGNS MAY DESIRE TO USE.


                                       VIRTUAL COMMUNITIES, INC.


                                       By: _____________________________________
                                           Name:
                                           Title:

                                    EXHIBIT A

                               WIRE INSTRUCTIONS.

Payee: ________________________________________________________

Bank:  ________________________________________________________

Address: ______________________________________________________

         ______________________________________________________

Bank No.: _____________________________________________________

Account No.: __________________________________________________

Account Name: _________________________________________________

                                     FORM OF

                              NOTICE OF CONVERSION

     (To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Note No. ___ into shares of Common Stock of VIRTUAL COMMUNITIES, INC. (the "Maker") according to the conditions hereof, as of the date written below.

Date of Conversion* ____________________________________________________________

Applicable Conversion Price * __________________________________________________

Signature_______________________________________________________________________

      [Name]

Address:________________________________________________________________________

        ________________________________________________________________________

* This original Notice of Conversion must be received by the Maker by the third business date following the Conversion Date, and, if such conversion represents the remaining principal balance of the Note, the original Note.